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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):August 22, 1996

                         Commission file number 0-26980

                            ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)

             CALIFORNIA                          33-0160968
  (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)            IDENTIFICATION NO.)

      245 FISCHER AVENUE, D-1
           COSTA MESA, CA                           92626
  (ADDRESS OF PRINCIPAL EXECUTIVE                (ZIP CODE)
              OFFICE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400

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Item 7.           Financial Statements and Exhibits

The Registrant submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-05 of Regulation S-X with respect to the Registrant's acquisition of Syncare, Inc. ("Syncare"), a California corporation, and to provide the audited financial statements of Syncare required thereby. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on August 22, 1996.

Financial Statements of Business Acquired

Exhibit 99.1 "Financial Statements of Syncare, Inc. and subsidiaries, (a California corporation) June 30, 1996 with Independent Auditors' Report Thereon."

Exhibit 99.2 "Unaudited Proforma Combined Balance Sheet of ARV Assisted Living, Inc. as of June 30, 1996, the Unaudited Pro Forma Combined Statement of Operations for the year ended March 31, 1996 and the Unaudited Pro Forma Combined Statement of Operations for the three months ended June 30, 1996 and the related notes thereon."


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


By:         /s/ Patrick M. Donovan
         -----------------------------
            Patrick M. Donovan
            Vice President, Finance
            (Duly authorized officer)

Date: October 25, 1996